UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2022

(Date of earliest event reported)

 ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451
(Principal Executive Office)
Telephone Number: (781) 810-0120

Not Applicable
Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 or Rule 12b-2 under the Securities Exchange Act of 1934.    Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on January 10, 2022, Entasis Therapeutics Holdings Inc. (the “Company”) accepted the resignation of Michael Gutch, the Company’s Chief Financial Officer and Chief Business Officer, with an effective separation date of February 24, 2022. Effective February 24, 2022, the Company’s board of directors has appointed Kristie Wagner on an interim basis as the Company’s Vice President, Principal Financial and Accounting Officer.

Ms. Wagner, 55, joined the Company in June 2021 as the Company’s Vice President, Controller. Prior to joining Entasis, Ms. Wagner served as vice president and corporate controller at Akebia Therapeutics from November 2013 to May 2021. Before joining Akebia Therapeutics, Ms. Wagner held finance leadership roles at AthenaHealth, Mzinga and GTC Biotherapeutics. Ms. Wagner received her MBA in Finance from Suffolk University and earned a B.S. in Accounting from the Massachusetts College of Liberal Arts.

In connection with her appointment as Vice President, Principal Financial and Accounting Officer, the Company granted Ms. Wagner a one-time equity grant of 10,000 restricted stock units, which will vest in equal increments over four years on the anniversary of the grant date. In addition, the Company increased Ms. Wagner’s base annual salary to $350,000 and granted her a retention bonus of $157,500, one-third of which will become payable upon the Company’s filing a new drug application for its lead product candidate, sulbactam-durlobactam (SUL-DUR), with the remainder payable upon the Company’s filing of its Annual Report on Form 10-K for the fiscal year ending December 31, 2022, in each case subject to Ms. Wagner’s continued employment with the Company on the day of payment.

Neither Ms. Wagner nor any of her immediate family members is a party, either directly or indirectly, to any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K, nor is Ms. Wagner a party to any other arrangement or understanding pursuant to which she was appointed as an executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

	By:	/s/ Elizabeth M. Keiley
General Counsel

Dated: February 24, 2022